UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Oppenheimer Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2014

Item 1.	Reports to Stockholders.

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OPPENHEIMER

ROCHESTER® FUND MUNICIPALS

SEMIANNUAL REPORT 6.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	9.13%	3.94%	6.00%
1-Year	0.02	-4.74	6.14
5-Year	8.34	7.29	5.81
10-Year	4.72	4.22	4.97

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

With a tax-free distribution yield of 6.28% (without sales charge) as of June 30, 2014, the Class A shares of Oppenheimer Rochester Fund Municipals were ranked second in Lipper’s New York Municipal Debt Funds category and beat the category’s average by 276 basis points. By way of comparison, a taxable investment would have had to earn 12.33% to provide as much income as the Fund’s Class A shares. At 9.13%, the cumulative total return at net asset value (NAV) for the Fund’s Class A shares significantly exceeded the Barclays Municipal Bond Index this reporting period.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 6.00% in the six months ended June 30, 2014.

The average distribution yield at NAV for Lipper’s New York Municipal Debt Funds category was 3.52% at the end of this reporting period. At 6.28%, the average distribution yield at NAV for the Fund’s Class A shares was 276 basis points higher than the category average.

Nevertheless, a sell-off occurred in mid-March 2014 after Janet Yellen, who was confirmed as chairman of the Federal Reserve on January 3, 2014, held her first press conference. There, she announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” The Fed Funds rate has been set between zero and 0.25%

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	6.28%

Dividend Yield with sales charge	5.99

Standardized Yield	6.36

Taxable Equivalent Yield	12.33

Last distribution (6/24/14)	$0.0800

Total distributions (1/1/14 to 6/30/14)	$0.4780

Endnotes for this discussion begin on page 12 of this report

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since December 2008, and the Fed’s policy – that the Fed Funds rate would not change until the unemployment rate had crossed the 6.5% threshold – had been in place since mid-December 2012.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion with another drop to $35 billion scheduled for July.

Ms. Yellen affirmed the Fed’s plan to end its stimulus purchases in the fall of 2014. The Fed will, however, reinvest the proceeds from its maturing securities in an effort to maintain current holdings levels. Although an end to the stimulus campaign looms, there is increasing backing among Fed officials to preserve the portfolio’s size, which it believes would help to keep borrowing costs low.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

On June 30, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.43%, down 98 basis points from December 31, 2013. The average yield on 10-year, AAA-rated muni bonds on June 30, 2014, was 2.25%, down 54 basis points from the December 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.18%, down 5 basis points from the December 2013 date.

In New York State, Governor Andrew Cuomo and state legislators announced the passage of the state’s budget for fiscal year 2015 on March 31, 2014, marking the fourth consecutive on-time budget. The $138 billion spending plan earmarked $300 million for pre-kindergarten in New York City and called for the state to redirect $40 million from transit operations to pay for debt service on $2.4 billion of bonds issued by the Metropolitan Transit Authority (MTA) in 2002. Overall, the state’s annual

4      OPPENHEIMER ROCHESTER FUND MUNICIPALS

spending is expected to be 2% higher in fiscal 2015 than it was in fiscal 2014, which ended March 31, 2014.

Also in March, the governor unveiled a $5 billion “transportation resiliency” plan that would help the MTA prepare for and better withstand future weather-related emergencies, such as those caused by Hurricane Sandy in 2012. Protecting the railroad infrastructure that brings Metro-North commuters into Manhattan will be a cornerstone of the project. “Our response to the billions in damage Superstorm Sandy caused our transportation system is to build back stronger, better and smarter than before,” the governor said, according to The Bond Buyer.

Suffolk County, which officials have cited as one of the most fiscally distressed municipalities in the state, was also in the news at the beginning of 2014. In late March, just before the county issued $70 million in General Obligation (G.O.) debt to refund earlier loans, Moody’s Investors Service lowered its credit rating for the county’s G.O. debt to A3, from A2. (G.O. debt is backed by the full faith and taxing authority of state and local governments. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates.) While Moody’s decision reflected its concerns about the county’s reliance on a variety of short-term measures to raise revenues, Standard & Poor’s and Fitch Ratings kept their ratings at A-plus and A, respectively.

In New York City, Bill de Blasio was sworn into office on January 1, 2014, replacing three-term

Mayor Michael Bloomberg, whose policies helped the city achieve a fiscal 2014 surplus of $2.4 billion. In late June 2014, the new mayor and the City Council agreed on $75 billion, “social-justice themed” budget for fiscal year 2015. The budget calls for a 7% increase in spending and includes funding for a newly ratified, nine-year contract with the United Federation of Teachers. Mayor de Blasio’s $100 million proposal for an additional 1,000 police officers was downsized by the Council, which approved $6.2 million to hire 200 civilian administrative aides instead.

In the first few months of 2014, the New York City Municipal Water Finance Authority came to market with $548 billion of refunding bonds, $68 million more than initially planned, with another $200 million of second resolution, fixed-rate tax-exempt new money bonds now planned for the middle of July. S&P upgraded the MTA to AA-minus, from A-plus, at the end of June 2014, which helped spur the sale of $396 million in transportation revenue bonds during the institutional sale at the end of the reporting period.

S&P and Fitch maintained AA ratings for New York’s G.O. debt, as of June 30, 2014. The Moody’s G.O. rating was Aa2.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond

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funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held more than 750 securities as of June 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 2% in Lipper’s New York Municipal Debt Funds category as of June 30, 2014. At 6.28% on that date, the Class A distribution yield was 276 basis points higher than the category average of 3.52% and was ranked second, trailing just the distribution yield of this Fund’s Y shares.

Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 12.33%, based on the Fund’s standardized yield as of June 30, 2014, and the current top federal and New York income tax rates. A New York City taxpayer would need a taxable yield of 12.87% to pocket more income than this Fund’s A shares provided. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

This Fund’s Class A dividend was 7.9 cents per share at the outset of the reporting period and increased to 8.0 cents per share beginning with the March payout. In all,

6      OPPENHEIMER ROCHESTER FUND MUNICIPALS

each Class A share distributed 47.8 cents per share during this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 26.1% of the Fund’s net assets at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by Master Settlement Agreement (MSA) proceeds and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-term Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

More than three-quarters of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 6.1% of the Fund’s total assets as of June 30, 2014, and included bonds issued in Guam, the U.S. Virgin Islands, and various New York municipalities. Debt-service payments on securities in this sector are paid using the

7      OPPENHEIMER ROCHESTER FUND MUNICIPALS

issuing municipality’s sales tax revenues. In Puerto Rico, receipts indicating that sales tax was paid are entered into a lottery, and the prospect of winning has encouraged many shoppers to pay the tax.

Nearly two-thirds of the G.O. securities held by this Fund were issued in Puerto Rico. In all, G.O. debt represented 4.4% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by the Northern Mariana Islands and by many municipalities in New York.

Late in this reporting period, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overtaken by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – their goal would be to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Our investment team will continue to monitor credit rating changes and other developments closely and will post information on our website (oppenheimerfunds.com) and on our twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest facts, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 24.2% of the Fund’s total assets at the end of this reporting period.

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We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of June 30, 2014, the Fund’s holdings in municipal bonds issued by utilities represented 12.2% of total assets. At the end of this reporting period this set of holdings included electric utilities with 7.9% of total assets, sewer utilities with 3.2% and water utilities with 1.1%.

The Fund’s airline holdings represented 8.1% of total assets as of June 30, 2014. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Like our holdings in the airline sector, many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. At the end of the reporting period, 6.3%

of the Fund’s total assets were invested in the marine/aviation facilities sector.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Tax bonds that help finance the infrastructure needs of new real estate development. As of June 30, 2014, the Special Tax sector represented 5.9% of the Fund’s total assets.

The Fund’s holdings in higher education, as of June 30, 2014, represented 4.6% of total assets. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 4.0% of total assets as of June 30, 2014. The bonds in this sector are used to build and maintain roadways and highway amenities.

As of June 30, 2014, the Fund was invested in the hospital/healthcare sector, comprising 3.9% of its total assets. Our holdings in this sector consist of securities across the credit spectrum.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in

9      OPPENHEIMER ROCHESTER FUND MUNICIPALS

short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in

10      OPPENHEIMER ROCHESTER FUND MUNICIPALS

market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco – Master Settlement Agreement	24.2%
Airlines	8.1
Electric Utilities	7.9
Marine/Aviation Facilities	6.3
Sales Tax Revenue	6.1
Special Tax	5.9
Higher Education	4.6
General Obligation	4.4
Highways/Commuter Facilities	4.0
Hospital/Healthcare	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSO- Rated	Sub- Adviser- Rated	Total
AAA	2.7%	0.1%	2.8%
AA	20.1	0.8	20.9
A	10.0	0.4	10.4
BBB	7.3	13.9	21.2
BB or lower	38.9	5.8	44.7
Total	79.0%	21.0%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 6/30/14

	Without Sales Charge	With Sales Charge
Class A	6.28%	5.99%
Class B	5.49	N/A
Class C	5.51	N/A
Class Y	6.42	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/14
Class A	6.36%
Class B	5.80
Class C	5.80
Class Y	6.83

TAXABLE EQUIVALENT YIELDS

As of 6/30/14
Class A	12.33%
Class B	11.24
Class C	11.24
Class Y	13.24

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	9.13%	0.02%	8.34%	4.72%	6.32%
Class B (RMUBX)	3/17/97	8.60	-0.91	7.34	4.18	4.74
Class C (RMUCX)	3/17/97	8.69	-0.84	7.41	3.82	4.15
Class Y (RMUYX)	4/28/00	9.20	0.16	8.49	4.87	5.40

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/14

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (RMUNX)	5/15/86	3.94%	-4.74%	7.29%	4.22%	6.14%
Class B (RMUBX)	3/17/97	3.60	-5.60	7.03	4.18	4.74
Class C (RMUCX)	3/17/97	7.69	-1.77	7.41	3.82	4.15
Class Y (RMUYX)	4/28/00	9.20	0.16	8.49	4.87	5.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred

13      OPPENHEIMER ROCHESTER FUND MUNICIPALS

sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.080 for the 28-day accrual period ended June 24, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on June 24, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0699, $0.0700 and $0.0817, respectively, for the 28-day accrual period ended June 24, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was calculated based on the distributions and the final NAVs of the reporting period for the funds in the category. The calculation included 104 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and New York combined tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

14      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During 6 Months Ended June 30, 2014
Class A	$1,000.00	$1,091.30	$4.73
Class B	1,000.00	1,086.00	9.14
Class C	1,000.00	1,086.90	9.09
Class Y	1,000.00	1,092.00	3.95

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.28	4.57
Class B	1,000.00	1,016.07	8.84
Class C	1,000.00	1,016.12	8.79
Class Y	1,000.00	1,021.03	3.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.76
Class C	1.75
Class Y	0.76

17      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS    June 30, 2014         Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—110.2%
New York—83.0%
$1,700,000	Albany County, NY IDA (Albany College of Pharmacy)	5.625%		12/01/2034	$1,711,373
1,035,000	Albany County, NY IDA (Albany College of Pharmacy)	5.375		12/01/2024	1,043,932
605,000	Albany County, NY IDA (Wildwood Programs)	4.900		07/01/2021	605,454
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.375		07/01/2026	1,684,286
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.875		07/01/2041	8,914,874
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.625		07/01/2031	1,438,518
1,420,000	Albany, NY Hsg. Authority (Lark Drive)	5.500		12/01/2028	1,421,704
600,000	Albany, NY IDA (Albany Rehabilitation)	8.375		06/01/2023	600,054
1,350,000	Albany, NY IDA (Brighter Choice Charter School)	5.000		04/01/2032	1,305,166
900,000	Albany, NY IDA (Brighter Choice Charter School)	5.000		04/01/2037	857,619
3,125,000	Albany, NY IDA (Brighter Choice Charter School)	5.000		04/01/2027	3,107,281
900,000	Albany, NY IDA (New Covenant Charter School)[1]	7.000		05/01/2025	135,081
1,760,000	Albany, NY IDA (Sage Colleges)	5.300		04/01/2029	1,680,430
1,360,000	Albany, NY Parking Authority	7.242	[2]	11/01/2017	1,170,375
5,000,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200		01/01/2040	4,882,700
545,000	Blauvelt, NY Volunteer Fire Company	6.250		10/15/2017	545,441
2,735,000	Brookhaven, NY IDA (Enecon Corp.)	6.300		11/01/2033	2,590,182
1,625,000	Brookhaven, NY IDA (Stony Brook Foundation)	6.500		11/01/2020	1,637,106
95,000	Broome County, NY IDA (University Plaza)	5.000		08/01/2025	95,032
4,450,000	Broome County, NY IDA (University Plaza)	5.200		08/01/2036	4,450,934
1,000,000	Broome County, NY IDA (University Plaza)	5.100		08/01/2030	1,000,150
1,250,000	Broome County, NY IDA (University Plaza)	5.100		08/01/2036	1,250,150
3,000,000	Broome County, NY IDA (University Plaza)	5.200		08/01/2030	3,000,720
3,030,000	Broome County, NY IDA (University Plaza)	5.000		08/01/2036	3,030,091
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	6.000		10/01/2031	1,008,530
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	5.375		10/01/2041	1,930,150
860,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2032	925,971
3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750		11/01/2030	3,027,180
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)	5.000		05/01/2040	1,067,900
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000		05/01/2034	210,384
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000		05/01/2039	259,530
970,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.450		09/15/2019	971,038
105,000	Chautauqua, NY Utility District	5.000		06/01/2025	108,382
95,000	Chautauqua, NY Utility District	5.000		06/01/2023	98,482
775,000	Chemung County, NY IDA (Hathorn Redevel. Company)[3]	4.850		07/01/2023	777,348

18      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)	5.000%		07/01/2033	$1,516,833
1,515,000	Clifton Springs, NY Hospital & Clinic	8.000		01/01/2020	1,475,792
255,000	Columbia County, NY IDA (Berkshire Farms)	7.500		12/30/2014	254,342
2,200,000	Dutchess County, NY IDA (Elant Fishkill)	5.250		01/01/2037	1,969,770
650,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750		07/01/2040	718,562
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.400	[2]	06/01/2027	656,290
2,055,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)	6.750		03/01/2030	2,056,377
2,460,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	2,400,271
2,745,000	Elmira, NY Hsg. Authority (Eastgate Apartments)	6.250		06/01/2044	2,586,119
1,465,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2031	1,648,506
865,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2032	970,530
1,735,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2030	1,960,290
7,050,000	Erie County, NY IDA (Charter School Applied Tech)	6.875		06/01/2035	7,223,359
2,900,000	Erie County, NY IDA (Global Concepts Charter School)	6.250		10/01/2037	3,045,087
4,265,000	Erie County, NY IDA (School Facility) PUTTERS	0.110	[4]	05/01/2016	4,265,000
715,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	715,851
25,330,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2038	20,908,395
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.196	[2]	06/01/2055	1,678,752
135,450,000	Erie County, NY Tobacco Asset Securitization Corp.	6.488	[2]	06/01/2050	3,096,387
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.650	[2]	06/01/2060	4,055,040
72,595,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2045	57,434,986
93,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.140	[2]	06/01/2047	3,162,000
1,410,000	Essex County, NY IDA (International Paper Company)	4.600		03/01/2027	1,424,029
1,500,000	Essex County, NY IDA (International Paper Company)	6.625		09/01/2032	1,683,690
1,235,000	Essex County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	1,254,155
1,100,000	Essex County, NY IDA (North Country Community College Foundation)	5.300		06/01/2035	1,108,217
410,000	Essex County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	415,318
320,000	Essex County, NY IDA (North Country Community College Foundation)	5.000		06/01/2020	326,387
975,000	Essex County, NY IDA (North Country Community College Foundation)	5.000		06/01/2020	996,957
185,000	Fishkill, NY GO	5.000		04/15/2029	185,302

19      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$900,000	Franklin County, NY IDA (North Country Community College Foundation)	5.200%	06/01/2025	$913,959
100,000	Glens Falls, NY GO	6.000	02/01/2040	109,430
1,695,000	Green Island, NY Power Authority	6.000	12/15/2025	1,713,747
905,000	Green Island, NY Power Authority	5.125	12/15/2024	901,362
1,675,000	Green Island, NY Power Authority	6.000	12/15/2020	1,700,812
1,945,000	Hempstead, NY IDA (Adelphi University)	5.000	10/01/2030	2,028,207
3,665,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500	11/01/2038	3,489,300
1,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)	6.250	08/01/2034	1,001,120
4,840,000	Hudson Yards, NY Infrastructure Corp.	5.000	02/15/2047	5,021,887
34,450,000	Hudson Yards, NY Infrastructure Corp.	5.750	02/15/2047	39,329,150
3,400,000	L.I., NY Power Authority, Series A	5.000	05/01/2036	3,642,386
20,000,000	L.I., NY Power Authority, Series A	5.000	09/01/2042	21,445,800
10,475,000	L.I., NY Power Authority, Series A	5.750	04/01/2039	11,843,454
29,735,000	L.I., NY Power Authority, Series A	5.000	09/01/2037	31,905,952
1,900,000	L.I., NY Power Authority, Series B	5.750	04/01/2033	2,157,279
65,000	L.I., NY Power Authority, Series B	5.000	12/01/2035	68,869
7,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	7,700,980
100,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000	06/01/2033	102,370
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000	06/01/2040	5,383,581
860,000	Madison County, NY IDA (Morrisville State College Foundation)	5.000	06/01/2028	869,606
1,100,000	Madison County, NY IDA (Morrisville State College Foundation)	5.000	06/01/2032	1,106,853
1,320,000	Madison County, NY IDA (Oneida Healthcare Center)	5.300	02/01/2021	1,321,175
5,500,000	Madison County, NY IDA (Oneida Healthcare Center)	5.350	02/01/2031	5,519,470
570,000	Middletown, NY IDA (Flanagan Design & Display)[1]	7.500	11/01/2018	440,946
2,390,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)	6.500	12/01/2042	2,415,286
3,660,000	Monroe County, NY IDA (Summit at Brighton)	5.500	07/01/2027	2,949,008
2,345,000	Monroe County, NY IDA (Summit at Brighton)	5.375	07/01/2032	1,711,475
2,765,000	Monroe County, NY IDA (Volunteers of America)	5.750	08/01/2028	2,632,861
455,000	Monroe County, NY IDA (Volunteers of America)	5.700	08/01/2018	449,281
850,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000	01/15/2038	898,535
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.250	10/01/2031	535,240
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.000	10/01/2026	917,158
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.500	10/01/2041	1,980,355
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2029	545,515

20      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.625%		06/01/2026	$948,056
960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.500		06/01/2034	1,068,528
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2034	1,657,835
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000		06/01/2044	1,583,039
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.750		08/15/2035	18,097,048
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	8.906	[2]	06/01/2061	2,535,000
580,000	Monroe, NY Newpower Corp	5.625		01/01/2026	582,604
2,305,000	Monroe, NY Newpower Corp.	5.500		01/01/2034	2,313,137
700,000	Mount Vernon, NY IDA (Kings Court)	5.200		12/01/2033	707,462
2,600,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	2,601,222
1,385,000	Mount Vernon, NY IDA (Meadowview)	6.150		06/01/2019	1,386,662
802,824	Municipal Assistance Corp. for Troy, NY	5.733	[2]	07/15/2021	683,581
1,218,573	Municipal Assistance Corp. for Troy, NY	5.741	[2]	01/15/2022	1,010,733
490,000	Nassau County, NY IDA (ACDS)	5.950		11/01/2022	482,376
100,000	Nassau County, NY IDA (ALIA-ACDS)	7.500		06/01/2015	100,240
310,000	Nassau County, NY IDA (ALIA-HH)	7.125		06/01/2017	310,254
240,000	Nassau County, NY IDA (ALIA-HHS)	7.125		06/01/2017	240,197
15,000	Nassau County, NY IDA (ALIA-LVH)	7.500		06/01/2015	15,036
7,765,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	4,445,307
2,245,000	Nassau County, NY IDA (CNGCS)	8.150		06/01/2030	2,247,694
75,000	Nassau County, NY IDA (CNGCS)	7.500		06/01/2015	75,180
3,805,000	Nassau County, NY IDA (CSMR)	5.950		11/01/2022	3,745,794
465,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	457,765
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	1,661,444
3,150,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)	5.250		06/01/2027	3,161,781
515,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	506,987
3,535,000	Nassau County, NY IDA (New York Water Service Corp.)	5.000		12/01/2035	3,578,092
1,695,000	Nassau County, NY IDA (North Shore CFGA)	6.750		05/01/2024	1,695,458
860,000	Nassau County, NY IDA (PLUS Group Home)	6.150		11/01/2022	858,693
645,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	645,935
460,000	Nassau County, NY IDA, Series A-A	6.000		06/01/2021	461,987
4,800,000	Nassau County, NY IDA, Series A-B	6.000		06/01/2021	4,820,736
465,000	Nassau County, NY IDA, Series A-C	6.000		06/01/2021	467,009
515,000	Nassau County, NY IDA, Series A-D	6.000		06/01/2021	517,225
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.221	[2]	06/01/2046	3,395,439
5,400,000	Nassau County, NY Tobacco Settlement Corp.	5.250		06/01/2026	5,246,100
122,875,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	96,051,387
40,000,000	Nassau County, NY Tobacco Settlement Corp.	7.351	[2]	06/01/2060	158,400
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	6.537	[2]	06/01/2060	5,170,553

21      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.820%[2]		06/01/2046	$692,200
22,780,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	18,720,604
3,670,000	New Rochelle, NY IDA (Soundview Apartments)	5.375		04/01/2036	3,772,833
1,500,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	1,502,460
1,480,000	Niagara County, NY Tobacco Asset Securitization Corp.	6.250		05/15/2034	1,480,044
6,295,000	Niagara County, NY Tobacco Asset Securitization Corp.	6.250		05/15/2040	6,294,182
125,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	127,097
500,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	526,275
850,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	891,777
2,025,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.625		04/01/2029	2,039,297
385,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	5.000		04/01/2028	384,985
2,270,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)	7.375		12/15/2021	2,687,771
19,230,000	NY Counties Tobacco Trust I	6.625		06/01/2042	19,227,115
6,245,000	NY Counties Tobacco Trust I	6.500		06/01/2035	6,244,688
3,720,000	NY Counties Tobacco Trust I	6.250		06/01/2028	3,719,926
53,880,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	53,315,338
29,770,000	NY Counties Tobacco Trust II (TASC)	5.625		06/01/2035	29,770,893
245,000	NY Counties Tobacco Trust III	6.000		06/01/2043	245,012
7,000,000	NY Counties Tobacco Trust IV	5.000		06/01/2038	5,778,080
304,690,000	NY Counties Tobacco Trust IV	6.395	[2]	06/01/2055	4,037,142
608,700,000	NY Counties Tobacco Trust IV	6.816	[2]	06/01/2060	2,410,452
131,335,000	NY Counties Tobacco Trust IV	5.920	[2]	06/01/2050	3,012,825
82,500,000	NY Counties Tobacco Trust IV (TASC)	6.250		06/01/2041	73,766,550
52,535,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2042	40,561,223
38,275,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2045	29,263,534
3,845,000,000	NY Counties Tobacco Trust V	7.846	[2]	06/01/2060	15,226,200
598,653,613	NY Counties Tobacco Trust V	6.210	[2]	06/01/2050	15,714,657
643,195,000	NY Counties Tobacco Trust V	6.851	[2]	06/01/2055	7,313,127
236,140,000	NY Counties Tobacco Trust V	6.070	[2]	06/01/2038	36,375,006
62,345,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[5]	5.625		01/15/2046	68,684,748
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[5]	5.125		01/15/2044	16,050,300
2,199,995	NY Liberty Devel. Corp. (National Sports Museum)[1]	6.125		02/15/2019	22
6,510,000	NY MTA, Series 2008C	6.500		11/15/2028	7,780,231
500,000	NY MTA, Series A	5.000		11/15/2026	573,830
3,400,000	NY MTA, Series A	5.000		11/15/2029	3,831,664
500,000	NY MTA, Series A	5.000		11/15/2027	569,975
6,800,000	NY MTA, Series A	5.250		11/15/2038	7,509,172
4,000,000	NY MTA, Series C	5.000		11/15/2038	4,357,000
2,150,000	NY MTA, Series D	5.000		11/15/2032	2,386,393

22      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$13,400,000	NY MTA, Series D	5.000%		11/15/2027	$15,148,700
1,100,000	NY MTA, Series D	5.250		11/15/2032	1,262,624
1,100,000	NY MTA, Series D	5.250		11/15/2031	1,267,398
1,225,000	NY MTA, Series D	5.250		11/15/2034	1,363,131
690,000	NY MTA, Series D	5.250		11/15/2028	805,285
1,375,000	NY MTA, Series D	5.250		11/15/2026	1,624,315
1,100,000	NY MTA, Series D	5.250		11/15/2030	1,274,119
585,000	NY MTA, Series D	5.250		11/15/2027	686,240
1,100,000	NY MTA, Series D	5.250		11/15/2033	1,250,326
1,100,000	NY MTA, Series D	5.250		11/15/2029	1,277,969
27,675,000	NY MTA, Series D	5.000		11/15/2030	30,909,654
3,500,000	NY MTA, Series D-1	5.000		11/01/2028	3,961,720
8,000,000	NY MTA, Series D-1	5.000		11/01/2027	9,105,520
41,970,000	NY MTA, Series F	5.000		11/15/2030	46,875,454
3,000,000	NY MTA, Series H	5.000		11/15/2025	3,469,020
2,100,000	NY MTA, Series H	5.000		11/15/2033	2,322,852
3,200,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	3,664,480
2,100,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	2,396,415
250,510,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2034	213,830,326
303,515,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	248,387,571
13,950,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2026	13,404,276
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250	[4]	11/01/2042	5,003,650
70,000	NYC GO	5.000		04/01/2035	72,055
5,000	NYC GO	5.320		01/15/2028	5,020
5,000	NYC GO	7.750		08/15/2028	5,046
5,000	NYC GO	7.250		08/15/2024	5,028
15,000	NYC GO	5.500		11/15/2037	15,063
5,760,000	NYC GO	5.000		08/01/2031	6,461,626
10,920,000	NYC GO5	5.000		08/01/2030	11,365,318
8,915,000	NYC GO5	5.000		03/01/2035	9,149,396
9,265,000	NYC GO5	5.000		12/01/2033	9,435,428
1,915,000	NYC GO	5.000		10/01/2034	2,115,635
3,000,000	NYC GO	5.000		08/01/2029	3,408,300
3,300,000	NYC GO	5.000		10/01/2033	3,658,215
5,000,000	NYC GO	5.000		08/01/2029	5,643,100
350,000	NYC GO	5.000		10/01/2030	396,309
2,000,000	NYC GO	6.250		12/15/2031	2,359,040
5,400,000	NYC GO5	5.000		08/01/2035	5,621,932
10,000,000	NYC GO5	5.000		10/01/2034	11,114,700
20,000,000	NYC GO5	5.250		03/01/2021	23,317,200
395,000	NYC GO	5.375		06/01/2032	396,616
5,135,000	NYC GO	5.000		10/01/2032	5,715,769
240,000	NYC GO	5.250		06/01/2027	240,924
3,800,000	NYC GO	5.000		08/01/2035	4,211,692
1,340,000	NYC GO	5.000		05/15/2036	1,509,296
5,000	NYC GO	5.950		08/01/2014	5,025
15,000	NYC GO	5.000		06/01/2020	15,673
8,750,000	NYC GO	5.000		03/01/2033	9,741,025
5,000	NYC GO	5.000		04/01/2035	5,184

23      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$2,500,000	NYC GO	5.000%		10/01/2029	$2,846,350
5,395,000	NYC GO ROLs[6,7]	18.404	[8]	05/15/2036	8,121,417
875,000	NYC GO ROLs[6,7]	18.498	[8]	05/15/2033	1,325,835
1,475,000	NYC GO ROLs[6,7]	18.483	[8]	05/15/2031	2,255,393
890,000	NYC HDC (Multifamily Hsg.)	4.950		11/01/2039	927,389
3,090,000	NYC HDC (Multifamily Hsg.)[5]	5.500		11/01/2034	3,298,754
3,735,000	NYC HDC (Multifamily Hsg.)	5.450		11/01/2040	3,849,366
25,000	NYC HDC (Multifamily Hsg.)	5.550		11/01/2039	26,654
8,035,000	NYC HDC (Multifamily Hsg.)[5]	5.200		11/01/2040	8,191,264
780,000	NYC HDC (Multifamily Hsg.)	5.000		11/01/2030	799,594
1,675,000	NYC HDC (Multifamily Hsg.)	5.200		11/01/2035	1,706,456
7,205,000	NYC HDC (Multifamily Hsg.)	5.250		11/01/2045	7,352,703
2,435,000	NYC HDC (Multifamily Hsg.)[5]	5.100		11/01/2027	2,581,045
10,910,000	NYC HDC (Multifamily Hsg.)[5]	5.700		11/01/2046	11,671,015
3,000,000	NYC HDC (Multifamily Hsg.)[5]	5.125		11/01/2032	3,073,080
2,840,000	NYC HDC (Multifamily Hsg.)[5]	5.550		11/01/2039	3,027,923
1,215,000	NYC HDC (Multifamily Hsg.)	5.350		05/01/2041	1,251,098
14,110,000	NYC HDC (Multifamily Hsg.)[5]	5.250		11/01/2030	14,166,873
5,140,000	NYC HDC (Multifamily Hsg.)	5.350		11/01/2037	5,289,677
3,500,000	NYC HDC (Multifamily Hsg.)[5]	5.000		11/01/2037	3,527,440
2,670,000	NYC HDC (Multifamily Hsg.)	5.450		11/01/2046	2,705,751
4,685,000	NYC HDC (Multifamily Hsg.)[5]	5.050		11/01/2039	4,721,668
5,100,000	NYC HDC (Multifamily Hsg.)	5.150		11/01/2037	5,185,986
70,000	NYC HDC (Multifamily Hsg.), Series A	5.500		11/01/2034	70,263
29,385,000	NYC HDC (Multifamily Hsg.), Series B5	5.350		05/01/2049	30,046,848
8,365,000	NYC HDC (Multifamily Hsg.), Series C5	5.125		05/01/2040	8,435,349
11,250,000	NYC HDC (Multifamily Hsg.), Series C5	5.050		11/01/2036	11,383,560
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[5]	4.875		11/01/2039	13,336,473
1,345,000	NYC HDC (Multifamily Hsg.), Series H-2	5.200		11/01/2038	1,348,282
3,400,000	NYC HDC (Multifamily Hsg.), Series H-2	5.250		05/01/2046	3,408,262
15,510,000	NYC HDC (Multifamily Hsg.), Series I-2[5]	5.200		11/01/2038	15,694,135
2,750,000	NYC HDC, Series C5	5.000		11/01/2026	2,794,605
940,000	NYC IDA (Allied Metal)	7.125		12/01/2027	903,904
45,000	NYC IDA (Allied Metal)	6.375		12/01/2014	44,914
2,130,000	NYC IDA (Amboy Properties)	6.750		06/01/2020	2,037,686
18,200,000	NYC IDA (American Airlines)	7.625		08/01/2025	20,075,874
340,000	NYC IDA (American Airlines)	7.500		08/01/2016	358,350
338,060,000	NYC IDA (American Airlines)	8.500		08/01/2028	355,635,739
39,860,000	NYC IDA (American Airlines)	8.000		08/01/2028	44,268,516
59,350,000	NYC IDA (American Airlines)	7.750		08/01/2031	65,616,173
3,530,000	NYC IDA (American National Red Cross)	5.000		02/01/2036	3,555,769
525,000	NYC IDA (Atlantic Veal & Lamb)	8.375		12/01/2016	524,380
900,000	NYC IDA (Bark Frameworks)	6.750		11/01/2019	900,090
153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	127,014,552
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	21,500,778
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	83,915,464

24      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$2,895,000	NYC IDA (Center for Elimination of Family Violence)	7.375%		11/01/2036	$2,970,183
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375		08/01/2027	3,110,966
13,900,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375		08/01/2027	12,718,361
18,000,000	NYC IDA (Chapin School)	5.000		11/01/2038	18,162,540
1,340,000	NYC IDA (Comprehensive Care Management)	6.375		11/01/2028	1,346,526
1,490,000	NYC IDA (Comprehensive Care Management)	6.000		05/01/2026	1,573,872
3,145,000	NYC IDA (Comprehensive Care Management)	6.125		11/01/2035	3,147,359
3,385,000	NYC IDA (Comprehensive Care Management)	6.375		11/01/2028	3,401,993
680,000	NYC IDA (Comprehensive Care Management)	7.875		12/01/2016	680,966
725,000	NYC IDA (Cool Wind Ventilation)	5.450		11/01/2017	713,400
805,000	NYC IDA (Cool Wind Ventilation)	5.450		11/01/2017	792,120
5,685,000	NYC IDA (Cool Wind Ventilation)	6.075		11/01/2027	5,284,833
5,500,000	NYC IDA (Family Support Systems)[1]	7.500		11/01/2034	2,198,460
2,670,000	NYC IDA (Gourmet Boutique)	10.000		05/01/2021	1,912,040
7,290,000	NYC IDA (Guttmacher Institute)	5.750		12/01/2036	7,163,446
600,000	NYC IDA (Independent Living Assoc.)[3]	6.200		07/01/2020	604,902
1,240,000	NYC IDA (Liberty-IAC/Interactive Corp.)	5.000		09/01/2035	1,244,712
3,745,000	NYC IDA (Manhattan Community Access Corp.)	6.000		12/01/2036	3,762,190
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375		11/01/2038	9,386,667
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375		11/01/2038	1,938,718
14,745,000	NYC IDA (MediSys Health Network)	6.250		03/15/2024	13,708,721
8,405,000	NYC IDA (Metro Biofuels)[1]	6.000		11/01/2028	7,228,216
1,945,000	NYC IDA (Metropolitan College of New York)	5.750		03/01/2020	1,984,270
1,750,000	NYC IDA (PSCH)	6.375		07/01/2033	1,750,175
6,800,000	NYC IDA (Reece School)	7.500		12/01/2037	7,172,096
1,000,000	NYC IDA (Roundabout Theatre)	5.000		10/01/2023	973,210
2,760,000	NYC IDA (Sahadi Fine Foods)	6.750		11/01/2019	2,760,856
200,000	NYC IDA (Samaritan Aids Services)	5.000		11/01/2024	200,374
875,000	NYC IDA (SFTU/YAI/CRV Obligated Group)	5.000		07/01/2026	819,385
1,625,000	NYC IDA (Special Needs Facilities Pooled Program)	4.750		07/01/2020	1,552,281
500,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650		07/01/2023	500,610
995,000	NYC IDA (Special Needs Facilities Pooled Program)	5.250		07/01/2022	926,733
280,000	NYC IDA (Special Needs Facilities Pooled Program)	7.875		08/01/2025	280,087
475,000	NYC IDA (St. Francis College)	5.000		10/01/2034	476,487
5,760,000	NYC IDA (Stallion)	5.500		11/01/2031	4,965,062
955,000	NYC IDA (Stallion)	6.000		11/01/2027	904,824
155,000	NYC IDA (Streamline Plastics)	7.750		12/01/2015	155,028
1,275,000	NYC IDA (Streamline Plastics)	8.125		12/01/2025	1,274,936
6,808,500	NYC IDA (Studio School)[1]	7.000		11/01/2038	5,374,970
1,500,000	NYC IDA (Terminal One Group Assoc.)	5.500	[4]	01/01/2021	1,600,320
1,000,000	NYC IDA (The Bank Street College)	5.250		12/01/2030	1,000,800
380,000	NYC IDA (The Bank Street College)	5.250		12/01/2021	380,707
8,700,000	NYC IDA (The Child School)	7.550		06/01/2033	8,757,420

25      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,570,000	NYC IDA (Therapy & Learning Center)	8.250%	09/01/2031	$3,570,892
32,040,000	NYC IDA (Unicef)	5.300	11/01/2038	32,046,408
5,000,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000	07/01/2034	5,538,100
3,635,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	3,586,655
4,200,000	NYC IDA (Visy Paper)[3]	7.800	01/01/2016	4,206,384
70,500,000	NYC IDA (Visy Paper)	7.950	01/01/2028	70,638,885
1,930,000	NYC IDA (Vocational Instruction)[1]	7.750	02/01/2033	1,157,961
1,210,000	NYC IDA (W & W Jewelers)	8.250	02/01/2021	1,210,121
2,900,000	NYC IDA (Weizmann Institute)	5.900	11/01/2034	2,901,972
5,930,000	NYC IDA (Weizmann Institute)	5.900	11/01/2034	5,934,032
995,000	NYC IDA (World Casing Corp.)	6.700	11/01/2019	970,493
18,110,000	NYC IDA (Yankee Stadium)	5.000	03/01/2046	18,423,122
16,500,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	19,973,250
6,800,000	NYC IDA (Yankee Stadium)	1.804	03/01/2022	6,311,624
70,000	NYC IDA (Yankee Stadium)	5.000	03/01/2036	71,474
100,000	NYC IDA (Yankee Stadium)	5.000	03/01/2031	102,168
24,270,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	23,975,605
1,900,000	NYC Municipal Water Finance Authority	5.625	06/15/2027	2,239,454
21,570,000	NYC Municipal Water Finance Authority[5]	5.375	06/15/2043	24,815,848
31,750,000	NYC Municipal Water Finance Authority[5]	5.500	06/15/2043	36,699,825
2,650,000	NYC Municipal Water Finance Authority	5.750	06/15/2040	3,034,144
7,350,000	NYC Municipal Water Finance Authority	5.250	06/15/2040	8,277,643
7,405,000	NYC Municipal Water Finance Authority	5.250	06/15/2044	8,236,211
25,000	NYC Municipal Water Finance Authority	5.000	06/15/2024	25,549
8,950,000	NYC Municipal Water Finance Authority	5.000	06/15/2031	10,080,832
700,000	NYC Transitional Finance Authority	5.125	01/15/2034	775,628
15,000,000	NYC Transitional Finance Authority (Building Aid)[5]	5.250	07/15/2037	16,919,700
25,000,000	NYC Transitional Finance Authority (Building Aid)[5]	5.000	07/15/2037	27,691,500
1,700,000	NYC Transitional Finance Authority (Building Aid)	5.500	01/15/2039	1,938,612
5,410,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2040	5,949,702
15,000,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000	05/01/2034	16,785,900
20,335,000	NYC Transitional Finance Authority (Future Tax)[5]	5.000	02/01/2030	23,334,743
8,190,000	NYC Transitional Finance Authority (Future Tax)	5.000	02/01/2035	9,114,487
1,845,000	NYS Convention Center Devel. Corp. (Hotel Unit)	5.000	11/15/2035	1,924,759
850,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	927,478
430,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	466,090
850,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	931,498
430,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	464,241
500,000	NYS DA (Catholic Health System)	5.000	07/01/2032	524,175
260,000	NYS DA (Catholic Health System)	5.000	07/01/2032	272,571
300,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	314,196
200,000	NYS DA (Fordham University)[3]	5.000	07/01/2030	226,308
285,000	NYS DA (Fordham University)	5.000	07/01/2038	310,470
5,300,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2031	5,462,180

26      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$5,700,000	NYS DA (Interagency Council)	7.000%		07/01/2035	$7,168,662
3,000,000	NYS DA (Iona College)	5.000		07/01/2032	3,183,690
3,490,000	NYS DA (Manhattan College)	5.300		07/01/2037	3,572,015
18,230,000	NYS DA (Memorial Sloan-Kettering)[5]	5.000		07/01/2035	19,362,208
1,055,000	NYS DA (Memorial Sloan-Kettering) PUTTERS	0.070	[4]	07/01/2030	1,055,000
150,000	NYS DA (Mental Health Services Facilities)	5.000		02/15/2037	155,495
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000		07/01/2029	914,266
135,000	NYS DA (New School University)	5.000		07/01/2033	135,139
1,000,000	NYS DA (New School University)	5.750		07/01/2050	1,100,130
5,000,000	NYS DA (New School University)	5.000		07/01/2041	5,003,850
150,000	NYS DA (New York Methodist Hospital)	5.250		07/01/2033	150,199
40,000,000	NYS DA (New York University)	5.250		07/01/2048	44,642,400
11,500,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.250		05/01/2034	12,603,770
2,000,000	NYS DA (NYU Hospitals Center)	5.625		07/01/2037	2,190,360
8,575,000	NYS DA (NYU Hospitals Center)	5.000		07/01/2036	8,911,312
2,700,000	NYS DA (Providence Rest)	5.125		07/01/2030	2,702,997
6,035,000	NYS DA (Providence Rest)	5.000		07/01/2035	5,881,832
3,100,000	NYS DA (Providence Rest)	5.250		07/01/2025	3,116,213
1,525,000	NYS DA (School District Bond Financing Program), Series C	7.500		04/01/2039	1,858,289
2,645,000	NYS DA (School District Bond Financing Program), Series C	7.375		10/01/2033	3,209,681
1,750,000	NYS DA (School District Bond Financing Program), Series C	7.250		10/01/2028	2,133,898
5,770,000	NYS DA (Smithtown Special Library District)	6.000		07/01/2028	6,691,065
2,480,000	NYS DA (Special Surgery Hospital)	6.000		08/15/2038	2,850,586
270,000	NYS DA (St. John’s University)	5.000		07/01/2028	301,147
10,750,000	NYS DA (St. John’s University)	5.000		07/01/2030	11,894,660
3,500,000	NYS DA (St. Joseph’s College)	5.250		07/01/2035	3,684,660
47,500,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	51,008,350
1,575,000	NYS DA (St. Thomas Aquinas College)	5.250		07/01/2028	1,576,496
5,620,000	NYS DA (State Personal Income Tax Authority)	5.000		02/15/2034	6,265,232
15,915,000	NYS DA (State Personal Income Tax Authority)[5]	5.000		03/15/2034	17,770,834
3,000,000	NYS DA (State University of New York)	5.000		07/01/2040	3,242,580
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)	6.250		02/15/2035	5,861,988
4,395,000	NYS DA (The New School)	5.000		07/01/2031	4,799,867
60,000	NYS DA (University of Rochester)	5.000		07/01/2034	60,216
1,000,000	NYS DA (University of Rochester)	0.000	[9]	07/01/2039	1,089,430
11,695,000	NYS DA (Vassar College)[5]	5.000		07/01/2046	12,811,233
6,565,000	NYS DA (Yeshiva University)	5.000		09/01/2038	6,570,449
3,105,000	NYS DA (Yeshiva University)	5.000		11/01/2031	3,119,749
3,000,000	NYS DA (Yeshiva University)	5.000		09/01/2034	3,018,030
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.000		06/15/2037	1,572,687
215,000	NYS EFC (NYC Municipal Water Finance Authority)	5.000		06/15/2034	215,806
250,000	NYS EFC (United Waterworks)	5.150		03/01/2034	250,187
15,000	NYS ERDA (Brooklyn Union Gas Company)	5.500		01/01/2021	15,061
25,000	NYS ERDA (Brooklyn Union Gas Company)	4.700		02/01/2024	26,330

27      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$16,300,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	13.527%[8]		07/01/2026	$16,460,718
7,000,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	12.394	[8]	04/01/2020	7,021,000
1,350,000	NYS ERDA (Rochester Gas & Electric)	0.140	[4]	08/01/2032	1,114,945
2,365,000	NYS HFA (Affordable Hsg.)	5.250		11/01/2038	2,418,496
600,000	NYS HFA (Affordable Hsg.)	5.200		11/01/2030	632,562
2,000,000	NYS HFA (Affordable Hsg.)	5.000		11/01/2042	2,104,680
150,000	NYS HFA (Affordable Hsg.)	6.750		11/01/2038	177,082
10,220,000	NYS HFA (Affordable Hsg.)[5]	5.450		11/01/2045	10,483,525
1,080,000	NYS HFA (Affordable Hsg.)	6.450		11/01/2029	1,198,865
1,205,000	NYS HFA (Children’s Rescue)	7.625		05/01/2018	1,205,217
925,000	NYS HFA (Friendship)	5.100		08/15/2041	931,225
1,155,000	NYS HFA (Golden Age Apartments)	5.000		02/15/2037	1,166,053
150,000	NYS HFA (Highland Avenue Senior Apartments)	5.000		02/15/2039	151,866
120,000	NYS HFA (Horizons at Wawayanda)	5.150		11/01/2040	123,132
1,255,000	NYS HFA (Multifamily Hsg.)	6.400		11/15/2027	1,257,472
1,710,000	NYS HFA (Multifamily Hsg.)	5.650		02/15/2034	1,711,710
2,080,000	NYS HFA (Multifamily Hsg.)	5.375		02/15/2035	2,081,498
630,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2018	633,056
590,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2017	593,009
470,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2014	472,787
535,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2016	537,894
495,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2015	497,817
1,145,000	NYS HFA (State Personal Income Tax Authority)	5.000		03/15/2036	1,200,796
105,000	NYS HFA (State Personal Income Tax Authority)	5.000		03/15/2036	111,140
395,000	NYS LGSC (SCSB)	7.375		12/15/2016	397,966
835,000	NYS LGSC (SCSB)	7.750		12/15/2021	840,878
20,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	22,534,800
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000		11/15/2031	1,096,380
4,900,000	NYS Local Government Assistance Corp.	0.040	[4]	04/01/2024	4,900,000
7,650,000	NYS Thruway Authority	5.000		01/01/2032	8,505,423
50,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	4.625		09/15/2030	48,826
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	5.000		09/15/2035	822,970
1,115,000	Onondaga County, NY IDA (Free Library)	5.125		03/01/2037	1,157,158
1,185,000	Onondaga County, NY IDA (Free Library)	5.125		03/01/2030	1,240,103
42,834,598	Onondaga County, NY Res Rec	0.000	[9]	05/01/2022	38,457,330
4,635,000	Onondaga County, NY Res Rec	5.000		05/01/2015	4,636,483
1,000,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000		07/01/2032	1,057,730
3,465,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)	5.250		12/01/2041	3,723,316
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.375		07/01/2040	2,114,320
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000		07/01/2042	1,485,211
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375		12/01/2021	1,717,092
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375		12/01/2026	6,351,395

28      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375%		12/01/2026	$2,236,654
19,290,000	Port Authority NY/NJ (Continental Airlines)	9.125		12/01/2015	19,688,531
32,020,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2025	32,102,291
16,525,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750		12/01/2022	16,629,438
345,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500		12/01/2028	368,612
40,000,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	39,726,800
22,855,000	Port Authority NY/NJ, 136th Series[5]	5.500		11/01/2029	23,172,183
33,025,000	Port Authority NY/NJ, 136th Series[5]	5.125		05/01/2034	33,470,447
19,175,000	Port Authority NY/NJ, 136th Series[5]	5.375		11/01/2028	19,438,617
5,050,000	Port Authority NY/NJ, 136th Series	5.125		05/01/2034	5,118,074
26,000,000	Port Authority NY/NJ, 138th Series[5]	4.750		12/01/2034	26,364,520
27,255,000	Port Authority NY/NJ, 141st Series[5]	4.500		09/01/2029	27,794,946
35,000	Port Authority NY/NJ, 143rd Series	5.000		04/01/2036	36,031
47,910,000	Port Authority NY/NJ, 143rd Series[5]	5.000		10/01/2030	49,611,284
26,100,000	Port Authority NY/NJ, 146th Series[5]	4.750		12/01/2027	28,174,324
10,000	Port Authority NY/NJ, 146th Series	4.750		12/01/2027	10,803
10,000	Port Authority NY/NJ, 146th Series	4.500		12/01/2034	10,177
20,000,000	Port Authority NY/NJ, 147th Series[5]	5.000		10/15/2032	20,814,550
13,005,000	Port Authority NY/NJ, 147th Series[5]	4.750		10/15/2028	13,848,233
17,790,000	Port Authority NY/NJ, 147th Series[5]	5.000		10/15/2027	19,253,556
15,000,000	Port Authority NY/NJ, 151st Series[5]	6.000		09/15/2028	17,103,000
82,000,000	Port Authority NY/NJ, 151st Series[5]	5.750		03/15/2035	92,144,019
101,940,000	Port Authority NY/NJ, 152nd Series[5]	5.250		11/01/2035	111,415,323
13,715,000	Port Authority NY/NJ, 152nd Series	5.250		05/01/2038	14,863,631
22,500,000	Port Authority NY/NJ, 152nd Series[5]	5.750		11/01/2030	25,527,825
15,300,000	Port Authority NY/NJ, 161st Series[5]	5.000		10/15/2031	17,311,797
20,250,000	Port Authority NY/NJ, 163rd Series[5]	5.000		07/15/2039	22,842,203
21,515,000	Port Authority NY/NJ, 166th Series[5]	5.000		01/15/2041	23,327,970
15,000,000	Port Authority NY/NJ, 166th Series[5]	5.250		07/15/2036	16,881,900
400,000	Port Authority NY/NJ, 172nd Series	5.000		10/01/2034	435,168
50,660,000	Port Authority NY/NJ, 37th Series[5]	5.250		07/15/2034	51,350,496
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)	6.000		08/01/2032	2,759,573
2,525,000	Ramapo, NY Local Devel. Corp.	5.000		03/15/2033	2,729,247
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)	5.375		12/01/2036	1,508,250
6,205,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.625		06/01/2035	6,193,335
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.750		06/01/2043	7,300,000
4,820,000	Rensselaer, NY City School District COP	5.000		06/01/2036	4,871,188
1,025,000	Riverhead, NY IDA (Michael Reilly Design)	8.875		08/01/2021	1,025,676
1,195,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)	4.900		07/01/2021	1,149,757
30,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.875	[2]	08/15/2045	1,122,300

29      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$13,095,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.750%		08/15/2043	$13,093,821
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625		08/15/2035	9,225,092
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.596	[2]	08/15/2060	1,919,700
40,000	Sanford Town, NY GO	5.250		04/15/2029	40,955
35,000	Sanford Town, NY GO	5.250		04/15/2025	35,970
25,000	Sanford Town, NY GO	5.250		04/15/2019	26,204
40,000	Sanford Town, NY GO	5.250		04/15/2028	40,988
30,000	Sanford Town, NY GO	5.250		04/15/2024	30,890
45,000	Sanford Town, NY GO	5.250		04/15/2031	45,996
60,000	Sanford Town, NY GO	5.250		04/15/2035	61,213
25,000	Sanford Town, NY GO	5.250		04/15/2017	26,511
40,000	Sanford Town, NY GO	5.250		04/15/2027	41,018
45,000	Sanford Town, NY GO	5.250		04/15/2030	46,035
60,000	Sanford Town, NY GO	5.250		04/15/2036	61,171
25,000	Sanford Town, NY GO	5.250		04/15/2020	26,084
55,000	Sanford Town, NY GO	5.250		04/15/2034	56,169
50,000	Sanford Town, NY GO	5.250		04/15/2032	51,080
30,000	Sanford Town, NY GO	5.250		04/15/2021	31,153
30,000	Sanford Town, NY GO	5.250		04/15/2023	30,970
25,000	Sanford Town, NY GO	5.250		04/15/2018	26,348
50,000	Sanford Town, NY GO	5.250		04/15/2033	51,063
20,000	Sanford Town, NY GO	5.250		04/15/2015	20,624
35,000	Sanford Town, NY GO	5.250		04/15/2026	35,929
30,000	Sanford Town, NY GO	5.250		04/15/2022	31,053
20,000	Sanford Town, NY GO	5.250		04/15/2016	21,320
2,650,000	Seneca County, NY IDA (New York Chiropractic College)	5.000		10/01/2027	2,749,587
26,265,000	SONYMA, Series 109[5]	4.950		10/01/2034	26,277,770
22,320,000	SONYMA, Series 137[5]	4.700		10/01/2031	22,482,188
10,930,000	SONYMA, Series 140[5]	4.750		10/01/2037	10,953,037
7,345,000	SONYMA, Series 143[5]	4.900		10/01/2037	7,681,809
1,510,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	1,623,779
520,000	St. Lawrence County, NY IDA (Clarkson University)	6.000		09/01/2034	605,894
4,775,000	St. Lawrence County, NY IDA (Clarkson University)	5.375		09/01/2041	5,242,854
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	7.250		12/01/2029	3,664,580
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	1,502,831
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	1,426,624
25,075,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)	5.000		07/01/2028	27,118,111
1,005,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.750		06/01/2027	1,006,005

30      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$945,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.000%	12/01/2019	$955,404
4,230,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375	12/01/2040	4,384,987
545,000	Suffolk County, NY IDA (ACLD)	6.000	12/01/2019	551,000
1,505,000	Suffolk County, NY IDA (ALIA-ACLD)	5.950	10/01/2021	1,521,961
165,000	Suffolk County, NY IDA (ALIA-ADD)	7.125	06/01/2017	165,134
30,000	Suffolk County, NY IDA (ALIA-ADD)	7.500	09/01/2015	30,152
40,000	Suffolk County, NY IDA (ALIA-ADD)	6.950	12/01/2014	40,083
845,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	846,867
2,085,000	Suffolk County, NY IDA (ALIA-DDI)	5.950	10/01/2021	2,108,498
585,000	Suffolk County, NY IDA (ALIA-FREE)	5.950	10/01/2021	591,593
420,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	10/01/2021	424,733
590,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	11/01/2022	595,375
345,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000	10/01/2031	332,397
545,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950	11/01/2022	549,965
160,000	Suffolk County, NY IDA (ALIA-NYS ARC)	7.500	09/01/2015	160,811
80,000	Suffolk County, NY IDA (ALIA-Pederson-Krag Center)	8.375	06/01/2016	80,830
135,000	Suffolk County, NY IDA (ALIA-SMCFS)	7.500	09/01/2015	135,684
100,000	Suffolk County, NY IDA (ALIA-Suffolk Hostels)	7.500	09/01/2015	100,443
150,000	Suffolk County, NY IDA (ALIA-UCPAGS)	6.950	12/01/2014	150,146
200,000	Suffolk County, NY IDA (ALIA-UCPAGS)	7.000	06/01/2016	200,908
1,400,000	Suffolk County, NY IDA (ALIA-UCPAGS)	5.950	10/01/2021	1,415,778
65,000	Suffolk County, NY IDA (ALIA-UCPAGS)	7.500	09/01/2015	65,330
3,530,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500	11/01/2037	3,537,801
530,000	Suffolk County, NY IDA (ALIA-WORCA)	5.950	11/01/2022	534,828
365,000	Suffolk County, NY IDA (Catholic Charities)	6.000	10/01/2020	369,734
95,000	Suffolk County, NY IDA (DDI)	6.000	12/01/2019	96,046
305,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	308,956
320,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	324,150
130,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	118,990
2,455,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375	01/01/2027	2,470,663
1,980,000	Suffolk County, NY IDA (Federation of Organizations)	8.125	04/01/2030	1,982,693
1,995,000	Suffolk County, NY IDA (Huntington First Aid Squad)	6.650	11/01/2017	1,998,970
760,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000	10/01/2020	769,857
150,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000	12/01/2019	151,652
7,555,000	Suffolk County, NY IDA (Medford Hamlet Assisted Living)	6.375	01/01/2039	7,504,079
1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	1,893,833
24,580,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)	5.500	01/01/2023	24,578,771
2,295,000	Suffolk County, NY IDA (Pederson-Krager Center)	8.125	04/01/2030	2,209,075

31      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$4,800,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200%		02/01/2035	$4,088,592
660,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)[3]	5.250		07/01/2022	639,065
310,000	Suffolk County, NY IDA (Suffolk Hotels)	6.000		10/01/2020	315,583
1,080,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	6.000		12/01/2019	1,091,891
3,165,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	7.875		09/01/2041	3,259,792
640,000	Suffolk County, NY IDA (WORCA)	6.000		10/01/2020	648,301
10,080,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	9,881,323
29,915,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	25,545,316
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625		06/01/2044	115,156,656
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[2]	06/01/2048	7,911,278
6,287,500	Syracuse, NY Hsg. Authority (Loretto Sedgwick Heights Corp.)	8.500		11/01/2031	6,449,214
203,935,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2036	205,794,887
1,000,000	Syracuse, NY IDA (Crouse Irving Health Hospital)	5.375		01/01/2023	1,000,650
4,390,000	Syracuse, NY IDA (James Square)	7.197	[2]	08/01/2025	2,138,501
560,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	559,910
2,050,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2031	2,017,897
1,700,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	1,736,465
2,425,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2032	2,505,777
22,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.000		09/01/2030	24,494,937
185,000	Ulster County, NY Res Rec	5.000		03/01/2020	191,854
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.450		06/01/2040	3,037,334
3,180,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.000		06/01/2040	3,126,481
1,925,000	Ulster County, NY Tobacco Asset Securitization Corp.	6.250		06/01/2025	1,925,212
1,280,000	Warren & Washington Counties, NY IDA (GFH/GFHF Obligated Group)	5.000		12/01/2035	1,281,152
20,000	Westchester County, NY GO	5.375		12/15/2014	20,479
687,344	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2044	731,231
9,245,000	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2030	9,887,897
1,700,000	Westchester County, NY Healthcare Corp., Series B	5.125		11/01/2041	1,802,714
1,190,000	Westchester County, NY IDA (Clearview School)[3]	7.250		01/01/2035	1,203,495
1,225,000	Westchester County, NY IDA (Guiding Eyes for the Blind)	5.375		08/01/2024	1,251,411
520,000	Westchester County, NY IDA (JDAM)	6.750		04/01/2016	522,694
385,000	Westchester County, NY IDA (Lawrence Hospital)	5.125		01/01/2018	385,809

32      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$3,400,000	Westchester County, NY IDA (Lawrence Hospital)	5.000%		01/01/2028	$3,401,700
1,470,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	1,520,289
59,400,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125		06/01/2038	53,186,760
4,500,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2026	4,456,035
52,815,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.125		06/01/2045	42,887,893
2,785,000	Yonkers, NY IDA (Hudson Scenic Studio)	6.625		11/01/2019	2,726,571
1,415,000	Yonkers, NY IDA (Philipsburgh Hall Associates)	7.500		11/01/2030	1,260,822
1,050,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2041	1,152,973
600,000	Yonkers, NY IDA (St. Joseph’s Hospital)	6.150		03/01/2015	600,192
1,000,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-A	6.150		03/01/2015	1,000,320
200,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150		03/01/2015	200,064
1,215,000	Yonkers, NY Parking Authority	6.000		06/15/2024	1,107,339
565,000	Yonkers, NY Parking Authority	6.000		06/15/2018	565,554
					5,203,498,841
U.S. Possessions—27.2%
825,000	Guam Education Financing Foundation COP	5.000		10/01/2023	839,528
3,600,000	Guam Government Business Privilege	5.000		01/01/2031	3,787,272
6,000,000	Guam Government Business Privilege	5.000		01/01/2032	6,292,380
345,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	385,772
1,230,000	Guam Power Authority, Series A	5.000		10/01/2023	1,432,790
2,790,000	Guam Power Authority, Series A	5.000		10/01/2030	3,099,188
1,560,000	Guam Power Authority, Series A	5.000		10/01/2024	1,797,604
1,865,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,733,219
29,920,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	24,857,237
14,500,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	13,861,855
7,465,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	5,588,299
55,825,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	40,260,990
1,950,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,309,386
4,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	3,047,240
15,350,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	10,384,428
80,800,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	54,650,696
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,108,307
10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2024	7,012,400
52,635,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	35,609,157
49,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2047	48,051,850
56,685,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	49,394,175
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.375	[2]	05/15/2057	31,792,000
745,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.165	[2]	05/15/2055	19,265,700
168,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.628	[2]	05/15/2050	10,881,730

33      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.625%[2]	05/15/2057	$51,460,646
5,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	3,695,100
1,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2028	742,630
3,670,000	Puerto Rico Commonwealth GO	6.000	07/01/2040	2,681,742
770,000	Puerto Rico Commonwealth GO	5.875	07/01/2036	562,493
3,315,000	Puerto Rico Commonwealth GO	5.125	07/01/2031	2,369,794
2,200,000	Puerto Rico Commonwealth GO	5.250	07/01/2026	1,650,880
1,270,000	Puerto Rico Commonwealth GO	6.000	07/01/2028	1,299,439
14,500,000	Puerto Rico Commonwealth GO	5.250	07/01/2031	10,425,210
13,300,000	Puerto Rico Commonwealth GO	5.125	07/01/2031	9,413,208
7,850,000	Puerto Rico Commonwealth GO	5.500	07/01/2029	5,939,388
4,965,000	Puerto Rico Commonwealth GO	5.250	07/01/2037	3,467,854
1,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	751,700
2,000,000	Puerto Rico Commonwealth GO	5.000	07/01/2033	1,384,580
5,675,000	Puerto Rico Commonwealth GO	6.500	07/01/2040	4,312,830
3,205,000	Puerto Rico Commonwealth GO	5.625	07/01/2033	2,289,812
390,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	285,519
10,230,000	Puerto Rico Commonwealth GO	5.250	07/01/2034	7,148,622
76,300,000	Puerto Rico Commonwealth GO	5.500	07/01/2032	53,598,461
2,500,000	Puerto Rico Commonwealth GO	5.250	07/01/2032	1,779,225
2,920,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	2,102,196
2,700,000	Puerto Rico Commonwealth GO	6.000	07/01/2035	1,985,742
30,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	21,663,000
5,050,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	3,859,967
5,000,000	Puerto Rico Commonwealth GO	5.375	07/01/2033	3,510,700
23,480,000	Puerto Rico Electric Power Authority, Series A	7.000	07/01/2043	10,815,358
1,095,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2042	485,413
18,990,000	Puerto Rico Electric Power Authority, Series A	6.750	07/01/2036	8,747,364
3,620,000	Puerto Rico Electric Power Authority, Series A	7.000	07/01/2033	1,667,372
2,000,000	Puerto Rico Electric Power Authority, Series A	5.000	07/01/2029	886,380
1,430,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2027	633,676
10,105,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2029	4,478,233
9,000,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2022	3,986,640
9,625,000	Puerto Rico Electric Power Authority, Series AAA	5.250	07/01/2031	4,265,607
13,295,000	Puerto Rico Electric Power Authority, Series CCC	5.250	07/01/2028	5,891,546
20,170,000	Puerto Rico Electric Power Authority, Series CCC	5.250	07/01/2027	8,937,932
510,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	502,901
6,320,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2032	2,801,087
6,885,000	Puerto Rico Electric Power Authority, Series TT	5.000	07/01/2037	3,051,914
33,350,000	Puerto Rico Electric Power Authority, Series WW	5.500	07/01/2038	14,781,054
3,700,000	Puerto Rico Electric Power Authority, Series WW	5.000	07/01/2028	1,639,692
7,000,000	Puerto Rico Electric Power Authority, Series XX	5.250	07/01/2040	3,102,820
7,590,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2025	3,362,825
10,000,000	Puerto Rico Electric Power Authority, Series ZZ	5.250	07/01/2024	4,430,400
270,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2020	91,973
4,000,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2029	3,663,320
9,515,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	3,144,898
4,945,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	3,833,661
4,845,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2030	4,256,769

34      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,840,000	Puerto Rico Highway & Transportation Authority, Series G	5.000%		07/01/2042	$654,249
8,980,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2033	3,193,108
1,120,000	Puerto Rico Highway & Transportation Authority, Series H	5.450		07/01/2035	398,182
1,145,000	Puerto Rico Highway & Transportation Authority, Series K	5.000		07/01/2030	407,139
6,500,000	Puerto Rico Highway & Transportation Authority, Series K	5.000		07/01/2027	2,311,335
915,000	Puerto Rico Highway & Transportation Authority, Series L	5.250		07/01/2030	458,241
2,600,000	Puerto Rico Highway & Transportation Authority, Series L	5.250		07/01/2023	2,594,462
10,000	Puerto Rico Highway & Transportation Authority, Series M	5.000		07/01/2046	11,315
78,610,000	Puerto Rico Highway & Transportation Authority, Series M	5.000		07/01/2046	27,949,786
57,615,000	Puerto Rico Highway & Transportation Authority, Series N	5.250		07/01/2039	28,861,658
3,190,000	Puerto Rico Highway & Transportation Authority, Series N	5.250		07/01/2032	3,012,572
41,740,000	Puerto Rico Infrastructure	5.000		07/01/2046	22,170,201
142,985,000	Puerto Rico Infrastructure	5.000		07/01/2041	75,940,763
5,000,000	Puerto Rico Infrastructure	6.000		12/15/2026	3,241,950
675,000	Puerto Rico Infrastructure	5.000		07/01/2037	358,472
17,490,000	Puerto Rico Infrastructure	5.000		07/01/2037	9,288,414
25,000,000	Puerto Rico Infrastructure	5.800	[2]	07/01/2032	4,150,750
1,295,000	Puerto Rico Infrastructure	5.500		07/01/2026	1,274,915
15,000,000	Puerto Rico Infrastructure	5.500		07/01/2027	14,686,650
25,255,000	Puerto Rico Infrastructure	5.000		07/01/2031	13,915,758
16,955,000	Puerto Rico Infrastructure	5.650	[2]	07/01/2029	5,593,455
65,725,000	Puerto Rico Infrastructure	5.730	[2]	07/01/2045	4,903,085
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,014,132
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	5,133,839
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	757,566
1,235,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		12/01/2021	1,210,028
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.500		12/01/2031	5,575,513
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	1,007,232
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	1,219,563
23,000,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	20,494,840
5,000,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.250		07/01/2026	5,104,800
650,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	601,062
5,250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.700		05/01/2024	4,978,155

35      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750%		06/01/2029	$3,069,780
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	163,832
5,490,000	Puerto Rico ITEMECF (University Plaza)	5.000		07/01/2033	5,218,574
4,990,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2025	3,615,305
1,500,000	Puerto Rico Public Buildings Authority	6.250		07/01/2021	1,224,075
18,585,000	Puerto Rico Public Buildings Authority	5.250		07/01/2029	12,991,287
2,110,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	1,477,148
121,570,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	84,372,011
31,050,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	22,429,589
850,000	Puerto Rico Public Buildings Authority	5.500		07/01/2037	590,971
7,500,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	5,907,075
90,355,000	Puerto Rico Public Buildings Authority	5.000		07/01/2036	60,797,169
8,000,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	6,111,280
7,500,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	5,560,575
9,450,000	Puerto Rico Public Buildings Authority	5.375		07/01/2033	6,567,655
7,500,000	Puerto Rico Public Buildings Authority	5.000		07/01/2037	5,036,850
11,810,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	7,169,497
1,490,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	1,081,561
296,445,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	253,498,289
75,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	59,474
8,205,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	7,074,187
409,990,000	Puerto Rico Sales Tax Financing Corp., Series A	5.606	[2]	08/01/2054	29,433,182
3,130,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2024	2,801,381
15,265,000	Puerto Rico Sales Tax Financing Corp., Series A	7.890	[2]	08/01/2034	2,878,826
106,150,000	Puerto Rico Sales Tax Financing Corp., Series A	6.000	[2]	08/01/2056	6,286,203
80,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.504	[2]	08/01/2043	11,966,400
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	[2]	08/01/2042	4,777,200
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250		08/01/2043	7,511,300
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[9]	08/01/2032	31,729,538
250,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	208,065
9,985,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	7,601,481
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	1,227,120
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2036	3,190,960
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	88,690,239
4,525,000	University of Puerto Rico	5.000		06/01/2026	2,798,351
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	4,377,974
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	39,193,271
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	14,658,394
590,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	6.000		10/01/2039	627,683
1,425,000	V.I. Public Finance Authority, Series A	5.000		10/01/2032	1,560,404
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.300	[2]	05/15/2035	1,463,535

36      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,015,000	V.I. Water & Power Authority, Series A	5.000%	07/01/2031	$918,788
				1,704,672,445
Total Municipal Bonds and Notes (Cost $7,989,390,200)				6,908,171,286

Shares
Common Stocks—0.1%
1,401	CMS Liquidating Trust[10,11] (Cost $4,483,200)			4,836,252
Total Investments, at Value (Cost $7,993,873,400)—110.3%				6,913,007,538
Net Other Assets (Liabilities)—(10.3)				(644,551,938)
Net Assets—100.0%				$6,268,455,600

Footnotes to Statement of Investments

1. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See Note 1 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 1 of the accompanying Notes.

8. Represents the current interest rate for the inverse floating rate security. See Note 1 of the accompanying Notes.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Non-income producing security.

11. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CFGA	Child and Family Guidance Assoc.
CNGCS	Central Nassau Guidance and Counseling Services
COP	Certificates of Participation
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority

37      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS      Unaudited / Continued

Abbreviations (Continued)

FREE	Family Residences and Essential Enterprises
GFH	Glens Falls Hospital
GFHF	Glens Falls Hospital Foundation
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HH	Harmony Heights, Inc.
HHS	Harmony Heights School
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LGSC	Local Government Services Corp.
LIFERS	Long Inverse Floating Exempt Receipts
LVH	Little Village House
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
PUTTERS	Puttable Tax-Exempt Receipts
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds
ROLs	Reset Option Longs
SCSB	Schuyler Community Services Board
SFTU	Services for the Underserved
SMCFS	St. Mary’s Children and Family Services
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

38      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF

ASSETS AND LIABILITIES      June 30, 2014        Unaudited

Assets
Investments, at value (cost $7,993,873,400)—see accompanying statement of investments	$6,913,007,538
Cash	35,146,611
Receivables and other assets:
Interest	119,432,253
Shares of beneficial interest sold	3,799,469
Investments sold on a when-issued or delayed delivery basis	3,637,700
Other	1,756,455
Total assets	7,076,780,026
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	783,180,000
Shares of beneficial interest redeemed	15,581,523
Dividends	7,006,583
Trustees’ compensation	1,583,252
Distribution and service plan fees	838,766
Investments purchased	40,750
Interest expense on borrowings	66
Other	93,486
Total liabilities	808,324,426
Net Assets	$6,268,455,600

Composition of Net Assets
Paid-in capital	$8,294,840,855
Accumulated net investment income	76,507,123
Accumulated net realized loss on investments	(1,022,026,516)
Net unrealized depreciation on investments	(1,080,865,862)
Net Assets	$6,268,455,600

39      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF

ASSETS AND LIABILITIES      Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $5,110,845,757 and 338,740,693 shares of beneficial interest outstanding)	$15.09

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$15.84

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,895,116 and 2,514,704 shares of beneficial interest outstanding)	$15.07

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $913,050,997 and 60,642,330 shares of beneficial interest outstanding)	$15.06

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $206,663,730 and 13,696,407 shares of beneficial interest outstanding)	$15.09

See accompanying Notes to Financial Statements.

40      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF

OPERATIONS      For the Six Months Ended June 30, 2014     Unaudited

Investment Income
Interest	$239,205,619
Expenses
Management fees	14,307,792
Distribution and service plan fees:
Class A	3,704,149
Class B	208,208
Class C	4,460,360
Transfer and shareholder servicing agent fees:
Class A	2,521,524
Class B	20,537
Class C	444,355
Class Y	91,127
Shareholder communications:
Class A	49,382
Class B	1,773
Class C	13,332
Class Y	2,045
Interest expense and fees on short-term floating rate notes issued (See Note 1)	4,393,153
Borrowing fees	1,463,060
Trustees’ compensation	68,370
Custodian fees and expenses	40,316
Interest expense on borrowings	11,503
Other	236,712
Total expenses	32,037,698
Net Investment Income	207,167,921
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(43,916,757)
Net change in unrealized appreciation/depreciation on investments	372,577,917
Net Increase in Net Assets Resulting from Operations	$535,829,081

See accompanying Notes to Financial Statements.

41      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$207,167,921	$444,837,050

Net realized loss	(43,916,757)	(73,872,629)

Net change in unrealized appreciation/depreciation	372,577,917	(1,215,152,121)

Net increase (decrease) in net assets resulting from operations	535,829,081	(844,187,700)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(168,683,580)	(366,957,815)
Class B	(1,216,978)	(3,458,983)
Class C	(26,028,328)	(55,983,729)
Class Y	(6,234,714)	(12,077,031)

	(202,163,600)	(438,477,558)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(110,866,178)	(727,116,140)
Class B	(10,595,636)	(37,794,713)
Class C	(3,150,968)	(167,788,631)
Class Y	29,350,374	3,288,005

	(95,262,408)	(929,411,479)

Net Assets
Total increase (decrease)	238,403,073	(2,212,076,737)

Beginning of period	6,030,052,527	8,242,129,264

End of period (including accumulated net investment income of $76,507,123 and $70,507,063, respectively)	$6,268,455,600	$6,030,052,527

See accompanying Notes to Financial Statements.

42      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF

CASH FLOWS      For the Six Months Ended June 30, 2014     Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$535,829,081
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(243,543,163)
Proceeds from disposition of investment securities	562,357,051
Short-term investment securities, net	(2,813,513)
Premium amortization	6,661,889
Discount accretion	(36,986,806)
Net realized loss on investments	43,916,757
Net change in unrealized appreciation/depreciation on investments	(372,577,917)
Change in assets:
Increase in other assets	(778,481)
Decrease in interest receivable	5,043,666
Decrease in receivable for securities sold	280,959
Change in liabilities:
Increase in other liabilities	1,354,787
Decrease in payable for securities purchased	(2,259,250)
Net cash provided by operating activities	496,485,060

Cash Flows from Financing Activities
Proceeds from borrowings	199,000,000
Payments on borrowings	(300,100,000)
Payments on short-term floating rate notes issued	(49,600,000)
Payment on bank overdraft	(7,037,043)
Proceeds from shares sold	371,900,301
Payments on shares redeemed	(646,442,910)
Cash distributions paid	(29,058,797)
Net cash used in financing activities	(461,338,449)
Net increase in cash	35,146,611
Cash, beginning balance	—
Cash, ending balance	$35,146,611

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $167,040,109.
Cash paid for interest on borrowings—$16,731.
Cash paid for interest on short-term floating rate notes issued—$4,393,153.

See accompanying Notes to Financial Statements.

43      OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$14.29	$17.02	$15.98	$15.33	$15.70	$11.54
Income (loss) from investment operations:
Net investment income[2]	0.51	0.97	0.95	1.02	0.98	0.98
Net realized and unrealized gain (loss)	0.77	(2.75)	1.08	0.66	(0.38)	4.09
Total from investment operations	1.28	(1.78)	2.03	1.68	0.60	5.07
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.95)	(0.99)	(1.03)	(0.97)	(0.91)
Net asset value, end of period	$15.09	$14.29	$17.02	$15.98	$15.33	$15.70

Total Return, at Net Asset Value[3]	9.13%	(10.84)%	12.94%	11.50%	3.63%	45.07%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,111	$4,948	$6,725	$6,115	$6,295	$6,913
Average net assets (in millions)	$5,126	$6,159	$6,537	$5,937	$7,013	$6,360
Ratios to average net assets:[4]
Net investment income	6.80%	6.05%	5.67%	6.65%	6.01%	6.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.72%	0.72%	0.67%	0.69%	0.67%	0.70%
Interest and fees from borrowings	0.05%	0.04%	0.05%	0.06%	0.08%	0.45%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.11%	0.14%	0.15%	0.18%	0.27%
Total expenses	0.91%	0.87%	0.86%	0.90%	0.93%	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.87%	0.86%	0.90%	0.93%	1.42%
Portfolio turnover rate	4%	15%	10%	11%	7%	8%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

44      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Class B	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$14.28	$17.00	$15.96	$15.31	$15.68	$11.53
Income (loss) from investment operations:
Net investment income[2]	0.44	0.82	0.80	0.87	0.82	0.85
Net realized and unrealized gain (loss)	0.77	(2.73)	1.07	0.67	(0.37)	4.07
Total from investment operations	1.21	(1.91)	1.87	1.54	0.45	4.92
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.81)	(0.83)	(0.89)	(0.82)	(0.77)
Net asset value, end of period	$15.07	$14.28	$17.00	$15.96	$15.31	$15.68

Total Return, at Net Asset Value[3]	8.60%	(11.59)%	11.91%	10.47%	2.67%	43.66%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$38	$46	$94	$133	$181	$246
Average net assets (in millions)	$42	$68	$115	$146	$220	$248
Ratios to average net assets:[4]
Net investment income	5.95%	5.09%	4.76%	5.72%	5.07%	6.05%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.62%	1.61%	1.65%	1.62%	1.67%
Interest and fees from borrowings	0.05%	0.04%	0.05%	0.06%	0.08%	0.45%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.11%	0.14%	0.15%	0.18%	0.27%
Total expenses	1.76%	1.77%	1.80%	1.86%	1.88%	2.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.77%	1.80%	1.86%	1.88%	2.39%
Portfolio turnover rate	4%	15%	10%	11%	7%	8%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS      Continued

Class C	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$14.26	$16.99	$15.95	$15.30	$15.67	$11.52
Income (loss) from investment operations:
Net investment income[2]	0.44	0.83	0.81	0.88	0.83	0.86
Net realized and unrealized gain (loss)	0.78	(2.75)	1.07	0.67	(0.37)	4.07
Total from investment operations	1.22	(1.92)	1.88	1.55	0.46	4.93
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.81)	(0.84)	(0.90)	(0.83)	(0.78)
Net asset value, end of period	$15.06	$14.26	$16.99	$15.95	$15.30	$15.67

Total Return, at Net Asset Value[3]	8.69%	(11.63)%	12.00%	10.56%	2.75%	43.82%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$913	$868	$1,223	$1,069	$1,120	$1,250
Average net assets (in millions)	$905	$1,096	$1,167	$1,039	$1,271	$1,131
Ratios to average net assets:[4]
Net investment income	5.95%	5.18%	4.79%	5.77%	5.14%	6.09%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.56%	1.59%	1.54%	1.57%	1.54%	1.57%
Interest and fees from borrowings	0.05%	0.04%	0.05%	0.06%	0.08%	0.45%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.11%	0.14%	0.15%	0.18%	0.27%
Total expenses	1.75%	1.74%	1.73%	1.78%	1.80%	2.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.74%	1.73%	1.78%	1.80%	2.29%
Portfolio turnover rate	4%	15%	10%	11%	7%	8%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

46      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Class Y	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$14.29	$17.02	$15.98	$15.33	$15.69	$11.54
Income (loss) from investment operations:
Net investment income[2]	0.52	0.99	0.97	1.04	0.99	1.00
Net realized and unrealized gain (loss)	0.77	(2.75)	1.08	0.66	(0.36)	4.08
Total from investment operations	1.29	(1.76)	2.05	1.70	0.63	5.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.97)	(1.01)	(1.05)	(0.99)	(0.93)
Net asset value, end of period	$15.09	$14.29	$17.02	$15.98	$15.33	$15.69

Total Return, at Net Asset Value[3]	9.20%	(10.72)%	13.10%	11.64%	3.84%	45.18%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$207	$168	$200	$124	$101	$65
Average net assets (in millions)	$186	$198	$179	$109	$100	$57
Ratios to average net assets:[4]
Net investment income	6.93%	6.21%	5.78%	6.76%	6.14%	7.09%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.57%	0.59%	0.54%	0.56%	0.54%	0.55%
Interest and fees from borrowings	0.05%	0.04%	0.05%	0.06%	0.08%	0.45%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.11%	0.14%	0.15%	0.18%	0.27%
Total expenses	0.76%	0.74%	0.73%	0.77%	0.80%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.74%	0.73%	0.77%	0.80%	1.27%
Portfolio turnover rate	4%	15%	10%	11%	7%	8%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS June 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Fund Municipals (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust

48      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Significant Accounting Policies (Continued)

for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

49      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender

50      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Significant Accounting Policies (Continued)

event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $386,290,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2014, municipal bond holdings with a value of $1,458,104,656 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $783,180,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$23,960,000	NY Austin Trust Various States Inverse Certificates	8.009%	11/1/39	$24,434,168
31,175,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) LIFERS	11.215	1/15/46	37,514,748
7,500,000	NY Liberty Devel. Corp. ROLs[3]	9.752	1/15/44	8,550,300
15,660,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.538	12/1/27	17,734,324
23,955,000	NY/NJ Port Authority Austin Trust Inverse Certificates	9.363	10/1/30	25,656,284
4,015,000	NYC GO DRIVERS	10.303	3/1/35	4,249,396
2,430,000	NYC GO DRIVERS	10.311	8/1/35	2,651,932
5,460,000	NYC GO DRIVERS	9.353	8/1/30	5,905,318
4,170,000	NYC GO DRIVERS	10.309	12/1/33	4,340,428
5,000,000	NYC GO ROLs	19.272	3/1/21	8,317,200
2,500,000	NYC GO ROLs[3]	18.498	10/1/34	3,614,700
4,015,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.662	11/1/40	4,171,264
775,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	19.957	11/1/34	983,754
1,225,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.461	11/1/27	1,371,044
1,375,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.313	11/1/26	1,419,605

51      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1] (Continued)	Coupon Rate[2]	Maturity Date	Value
$4,180,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.571%	5/1/40	$4,250,349
1,500,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.565	11/1/32	1,573,080
1,750,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.313	11/1/37	1,777,440
2,730,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	20.81	11/1/46	3,491,015
2,340,000	NYC HDC (Multifamily Hsg.) DRIVERS	9.423	11/1/39	2,376,668
710,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	20.222	11/1/39	897,923
3,955,000	NYC HDC (Multifamily Hsg.) ROLs[3]	17.209	11/1/30	4,011,873
11,195,000	NYC Hsg. Devel. Corp. (Multifamily Hsg.) ROLs[3]	13.042	5/1/49	11,856,848
5,395,000	NYC Municipal Water Finance Authority[3]	20.01	6/15/43	8,640,848
15,875,000	NYC Municipal Water Finance Authority LIFERS	10.387	6/15/43	20,824,825
6,250,000	NYC Transitional Finance Authority (Building Aid) ROLs[3]	18.528	7/15/37	8,941,500
3,750,000	NYC Transitional Finance Authority (Building Aid) ROLs[3]	19.542	7/15/37	5,669,700
7,500,000	NYC Transitional Finance Authority (Future Tax) ROLs[3]	9.539	5/1/34	9,285,900
10,170,000	NYC Transitional Finance Authority (Future Tax) ROLs[3]	9.537	2/1/30	13,169,743
8,205,000	NYS DA (Memorial Sloan-Kettering) DRIVERS	10.309	7/1/35	9,337,208
5,265,000	NYS DA (Vassar College) DRIVERS	10.307	7/1/46	6,381,233
3,980,000	NYS DA ROLs[3]	18.492	3/15/34	5,835,834
3,410,000	NYS HFA ROLs[3]	15.113	11/1/45	3,673,525
3,750,000	Port Authority NY/NJ ROLs[3]	22.133	9/15/28	5,853,000
4,895,000	Port Authority NY/NJ, 11588th Series ROLs[3]	16.912	10/15/27	6,358,556
3,580,000	Port Authority NY/NJ, 11588th Series ROLs[3]	15.984	10/15/28	4,423,233
5,500,000	Port Authority NY/NJ, 11588th Series ROLs[3]	16.922	10/15/32	6,314,550
9,090,000	Port Authority NY/NJ, 11589th Series ROLs[3]	12.531	9/1/29	9,629,946
11,015,000	Port Authority NY/NJ, 136th Series DRIVERS	13.971	5/1/34	11,460,447
11,430,000	Port Authority NY/NJ, 136th Series DRIVERS	10.322	11/1/29	11,747,182
11,880,000	Port Authority NY/NJ, 136th Series DRIVERS	8.276	11/1/28	12,143,617
13,000,000	Port Authority NY/NJ, 138th Series DRIVERS	8.807	12/1/34	13,364,520
24,000,000	Port Authority NY/NJ, 151st Series LIFERS	17.04	3/15/35	32,906,400
30,970,000	Port Authority NY/NJ, 152nd Series LIFERS	10.416	11/1/35	36,727,327
10,125,000	Port Authority NY/NJ, 163rd Series LIFERS	9.389	7/15/39	12,717,202
10,755,000	Port Authority NY/NJ, 166th Series	9.38	1/15/41	12,567,970
20,000,000	Port Authority NY/NJ, 3090th Series DRIVERS	9.828	11/1/35	23,718,000
7,500,000	Port Authority NY/NJ, 3114th Series DRIVERS	15.875	11/1/30	10,527,825
3,335,000	Port Authority NY/NJ, 3115th Series DRIVERS	15.867	3/15/35	4,572,618
7,500,000	Port Authority NY/NJ, 3249th Series ROLs[3]	9.996	7/15/36	9,381,900
7,650,000	Port Authority NY/NJ, 3264th Series ROLs[3]	9.489	10/15/31	9,661,797
25,330,000	Port Authority NY/NJ, 37th Series DRIVERS	9.818	7/15/34	26,020,496
148,225,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	8.698	8/1/57	105,278,289
5,485,000	SONYMA ROLs[3]	8.862	10/1/37	5,508,037
15,765,000	SONYMA ROLs[3]	7.865	10/1/34	15,777,770
11,170,000	SONYMA ROLs[3]	8.783	10/1/31	11,332,188
3,685,000	SONYMA ROLs[3]	9.167	10/1/37	4,021,809
				$674,924,656

52      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Significant Accounting Policies (Continued)

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $783,180,000 or 11.07% of its total assets as of June 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	3,637,700

53      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$24,461,939
Market Value	$16,535,656
Market Value as % of Net Assets	0.26%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$443,946,792
2017	324,022,087
No expiration	210,983,271

Total	$978,952,150

As of June 30, 2014, it is estimated that the capital loss carryforwards would be $767,968,879 expiring by 2017 and $254,900,028 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

54      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,192,757,200 [1]

Gross unrealized appreciation	$268,083,024
Gross unrealized depreciation	(1,359,639,962)
Net unrealized depreciation	$(1,091,556,938)

1. The Federal tax cost of securities does not include cost of $811,807,276, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended June 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$22,638
Payments Made to Retired Trustees	171,796
Accumulated Liability as of June 30, 2014	1,034,502

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities

55      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

56      OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

57      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

58      OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$5,202,205,799	$1,293,042	$5,203,498,841
U.S. Possessions	—	1,704,672,445	—	1,704,672,445
Common Stock	—	—	4,836,252	4,836,252
Total Assets	$—	$6,906,878,244	$6,129,294	$6,913,007,538

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

59      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	16,092,761	$240,765,573	58,182,815	$939,765,979
Dividends and/or distributions reinvested	9,234,903	138,769,535	19,114,833	302,143,673
Redeemed	(32,760,835)	(490,401,286)	(126,143,272)	(1,969,025,792)
Net decrease	(7,433,171)	$(110,866,178)	(48,845,624)	$(727,116,140)

Class B
Sold	24,046	$358,287	63,517	$982,203
Dividends and/or distributions reinvested	66,622	998,830	183,023	2,915,459
Redeemed	(801,042)	(11,952,753)	(2,581,925)	(41,692,375)
Net decrease	(710,374)	$(10,595,636)	(2,335,385)	$(37,794,713)

Class C
Sold	4,312,761	$64,532,762	8,846,064	$140,521,583
Dividends and/or distributions reinvested	1,472,065	22,071,780	3,072,509	48,503,252
Redeemed	(6,017,442)	(89,755,510)	(23,026,222)	(356,813,466)
Net decrease	(232,616)	$(3,150,968)	(11,107,649)	$(167,788,631)

Class Y
Sold	3,605,714	$54,349,916	5,738,468	$91,460,318
Dividends and/or distributions reinvested	345,834	5,199,964	674,500	10,649,066
Redeemed	(2,022,048)	(30,199,506)	(6,386,709)	(98,821,379)
Net increase	1,929,500	$29,350,374	26,259	$3,288,005

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$243,543,163	$562,357,051

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

60      OPPENHEIMER ROCHESTER FUND MUNICIPALS

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under

Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

61      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2014 were as follows:

Class B	$34,531,777
Class C	38,627,163

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
June 30, 2014	$333,440	$40,898	$45,491	$35,425

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may

62      OPPENHEIMER ROCHESTER FUND MUNICIPALS

6. Borrowings (Continued)

use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates. The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended June 30, 2014 equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of June 30, 2014, the Fund had no borrowings outstanding. Details of the borrowings for the six months ended June 30, 2014 are as follows:

Average Daily Loan Balance	$15,425,414
Average Daily Interest Rate	0.154%
Fees Paid	$1,992,287
Interest Paid	$16,731

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related

63      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Reverse Repurchase Agreements (Continued)

purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended June 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended June 30, 2014.

Details of reverse repurchase agreement transactions for the six months ended June 30, 2014 are as follows:

Fees Paid	$298,727

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under

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8. Pending Litigation (Continued)

federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER FUND MUNICIPALS

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0365.001.0614 August 22, 2014

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Fund Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014